UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

Worlds Online Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-54433	27-4672745
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11 Royal Road, Brookline, Massachusetts	02445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 725-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 29, 2014 the registrant’s wholly-owned subsidiary, MariMed Advisors Inc. (“MariMed”), acquired all of the outstanding equity interests of Sigal Consulting LLC (“Sigal”) from its members, Robert Fireman, Gerald J. McGraw Jr., Jon R. Levine and James E. Griffin Jr. The purchase price, which will distributed pro rata to the sellers as per their ownership interests of Sigal, consisted of 31,954,236 shares of the registrant’s common stock, 3 million options to purchase additional shares of the registrant’s common stock at prices ranging from $0.15 - $0.35 per share and which vest over two years and 49% of MariMed’s outstanding equity. One of the owners of Sigal, Robert Fireman, is a director of the registrant.

Item 3.02. Unregistered Sales of Equity Securities.

On September 29, 2014, the registrant closed on the sale of $2 million face amount of two year 6% unsecured convertible notes (the “Notes”). The Notes are convertible into the registrant’s common stock at a price equal to a 25% discount to the per share sale price of the registrant’s next sale of its equity which is signed to raise at least $8 million. Each investor is also be entitled to receive a number of warrants (“Warrants”) equal to 20% of the amount of the registrant’s common stock into which the Notes convert. Warrants will only be issuable upon conversion of a Note. This only purports to be a summary of the terms of the Notes and Warrants and is qualified in its entirety by the terms of the full documents, copies of which are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

12 months ended December 31, 2013 and 6 months ended June 30, 2014.

(b) Pro Forma Financial Information.

Included in (a) above.

(d) Exhibits.

Exhibit	Description

10.1	Membership Interest Purchase Agreement between the registrant, MariMed Advisors Inc. and Sigal Consulting LLC and its members dated May 19, 2014, incorporated by reference from a Current Report on Form 8-K filed on May 29, 2014.
10.2	Form of Note.
10.3	Form of Warrant.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDS ONLINE INC.

Dated: October 3, 2014
By: /s/ Thomas Kidrin Thomas Kidrin, President

(3)

EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

12 months ended December 31, 2013 and 6 months ended June 30, 2014.

(b) Pro Forma Financial Information.

Included in (a) above.

(d) Exhibits.

Exhibit	Description

10.1	Membership Interest Purchase Agreement between the registrant, MariMed Advisors Inc. and Sigal Consulting LLC and its members dated May 19, 2014, incorporated by reference from a Current Report on Form 8-K filed on May 29, 2014.
10.2	Form of Note.

10.3	Form of Warrant.

99.1	Financial Statements of Businesses Acquired

99.2	Pro Forma Financial Information